Exhibit 10.6

NOTE EXTENSION AGREEMENT

This Note Extension Agreement (the “Agreement”) is dated as of September 29, 2008 and is made by and between BRAD FOOTE GEAR WORKS, INC., f/k/a BFG Acquisition Corp., an Illinois corporation (“Borrower”) and LASALLE BANK NATIONAL BANK f/k/a LaSalle National Bank f/k/a LaSalle Bank NI, a national banking association (the “Bank”).

R E C I T A L S

A.            Borrower has previously delivered to the Bank its Amended and Restated Renewal Revolving Note dated January 15, 2008 in the principal amount of $10,000,000.00, as modified and extended by Note Extension Agreements dated as of June 30, 2008 and August 30, 2008 (the “Note”), evidencing a revolving  line of credit loan extended by the Bank to the Borrower; and

B.            The Note matures on October 31, 2008, and Borrower has asked the Bank to further extend the maturity date of the Note until January 15, 2009; and

C.            The Bank has consented to such loan request, on the terms hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing, and for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             In the first line of the first paragraph on page 1 of the Note, the date “October 31, 2008” is hereby deleted, and the date “January 15, 2009” is substituted therefor.  Borrower confirms to the Bank that the Note shall mature on January 15, 2009.

2.             Borrower acknowledges and irrevocably agrees that the payment and performance of the Note, as extended hereby, shall continue to be secured by Collateral Documents (as such term is defined in the Loan and Security Agreement dated January 17, 1997 between the Borrower and the Bank, as amended from time to time).

3.             Except as expressly modified by this Agreement, all terms and provisions of the Note shall stand and remain in full force and effect.

SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and  year first above written.

BORROWER:

BRAD FOOTE GEAR WORKS, INC.

By:	/s/ J. Cameron Drecoll
J. Cameron Drecoll
Title:	Chief Executive Officer

BANK:

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Katherine M. Novey
Title:	Vice President